Earnings per share	12 Months Ended
Dec. 31, 2025
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Earnings per share

Note 19. Earnings per share

Accounting policy

Basic earnings per share are calculated by dividing profit attributable to our ordinary shareholders by the weighted average number of ordinary shares outstanding during the period, adjusted to take into account the impact of treasury shares.

Diluted earnings per share is calculated by adjusting profit attributable to ordinary shareholders and the weighted average number of ordinary shares outstanding, for the effects of all potentially dilutive ordinary shares (stock-options, free shares, share warrants, employee warrants).

Detail of earnings per share

	For the year ended December 31,
	2023	2024	2025

Net income (loss) attributable to shareholders of Cellectis (€ in thousands)	(101,059)	(36,761)	(67,593)
Net income (loss) attributable to shareholders of Cellectis from discontinued operations (€ in thousands)	15,776	-	-
Weighted average number of outstanding shares, used to calculate basic and diluted net result per share	57,012,815	90,566,346	100,279,276
Basic / Diluted net income (loss) per share attributable to shareholders of Cellectis
Basic and diluted net income (loss) attributable to shareholders of Cellectis, per share ($ /share)	(1.77)	(0.41)	(0.67)
Basic and diluted net income (loss) attributable to shareholders of Cellectis from discontinued operations, per share ($ /share)	0.28	-	-

As of December 31, 2025, the potential shares that could potentially dilute basic earnings per share in the future but were not included in the calculation of the diluted net loss per share as their effect would be anti-dilutive. These potential shares consist of stock options, unvested free shares and warrants granted to our employees and directors (see Note 18) and outstanding warrants ("BSA") granted to EIB (see Note 14).